Quarterly Report
February 28, 2022
MFS®  Emerging Markets
Equity Fund
FEM-Q3

Portfolio of Investments
2/28/22 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.6%
Airlines – 0.8%
Shanghai International Air Co., Ltd. (a)	6,953,908	$57,817,295
Alcoholic Beverages – 4.3%
Ambev S.A., ADR	14,296,043	$41,887,406
China Resources Beer Holdings Co. Ltd.	13,656,000	108,346,707
Jiangsu Yanghe Brewery JSC Ltd., “A”	1,305,182	34,233,829
Kweichow Moutai Co. Ltd., “A”	421,732	119,929,989
		$304,397,931
Automotive – 3.7%
Hero MotoCorp Ltd.	1,609,210	$54,419,563
Mahindra & Mahindra Ltd.	9,611,613	100,883,827
PT United Tractors Tbk	62,260,100	107,905,372
		$263,208,762
Biotechnology – 0.7%
Hugel, Inc.	384,521	$46,947,796
Brokerage & Asset Managers – 1.6%
B3 Brasil Bolsa Balcao S.A.	29,952,700	$84,770,147
Moscow Exchange MICEX-RTS PJSC (u)	65,313,565	31,006,047
		$115,776,194
Business Services – 4.0%
Cognizant Technology Solutions Corp., “A”	996,371	$85,817,434
Kingsoft Cloud Holdings, ADR (a)	1,564,112	10,542,115
Tata Consultancy Services Ltd.	4,061,471	191,582,736
		$287,942,285
Chemicals – 1.2%
UPL Ltd.	9,428,874	$83,608,182
Computer Software – 3.5%
Naver Corp.	516,296	$138,086,408
NetEase.com, Inc., ADR	1,139,383	108,628,775
		$246,715,183
Computer Software - Systems – 7.8%
Hon Hai Precision Industry Co. Ltd.	27,305,000	$100,570,897
Samsung Electronics Co. Ltd.	7,547,266	455,356,979
		$555,927,876
Construction – 3.1%
Gree Electric Appliances, Inc., “A”	23,113,738	$134,667,313
Techtronic Industries Co. Ltd.	5,303,000	88,337,266
		$223,004,579
Consumer Products – 0.3%
AmorePacific Corp.	162,209	$24,869,457
Consumer Services – 1.3%
51job, Inc., ADR (a)	502,916	$26,051,049
MakeMyTrip Ltd. (a)	2,054,375	57,686,850
New Oriental Education & Technology Group, Inc. (a)	5,373,448	8,113,906
		$91,851,805

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – 9.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	32,319,695	$688,152,223
Energy - Integrated – 2.5%
China Petroleum & Chemical Corp.	123,050,000	$60,978,718
Galp Energia SGPS S.A., “B”	8,593,485	94,986,192
LUKOIL PJSC, ADR	1,176,212	22,124,548
		$178,089,458
Engineering - Construction – 1.0%
Doosan Bobcat, Inc.	2,225,489	$71,614,245
Food & Beverages – 5.0%
Gruma S.A.B. de C.V.	6,805,290	$92,295,562
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	22,286,291	140,078,307
Orion Corp.	917,060	69,878,973
Tingyi (Cayman Islands) Holding Corp.	24,692,000	54,600,077
		$356,852,919
Forest & Paper Products – 0.9%
Suzano S.A.	6,290,700	$67,245,540
General Merchandise – 2.0%
Bim Birlesik Magazalar A.S.	9,983,484	$52,729,733
Walmart de Mexico S.A.B. de C.V.	22,823,889	86,811,237
		$139,540,970
Insurance – 6.6%
AIA Group Ltd.	16,931,600	$176,041,320
Ping An Insurance Co. of China Ltd., “H”	18,014,000	139,232,411
Samsung Fire & Marine Insurance Co. Ltd.	980,635	156,715,501
		$471,989,232
Internet – 6.7%
Baidu, Inc., ADR (a)	239,555	$36,517,764
Tencent Holdings Ltd.	8,151,300	443,015,507
		$479,533,271
Machinery & Tools – 0.3%
AirTAC International Group	754,000	$24,840,326
Major Banks – 1.7%
China Construction Bank Corp.	130,227,490	$97,654,786
Erste Group Bank AG	672,189	24,110,598
		$121,765,384
Medical & Health Technology & Services – 0.2%
Burning Rock Biotech Ltd., ADR (a)	1,810,086	$15,259,025
Metals & Mining – 1.7%
Vale S.A., ADR	6,428,367	$118,860,506
Natural Gas - Distribution – 1.1%
China Resources Gas Group Ltd.	17,384,000	$79,750,262
Network & Telecom – 0.5%
GDS Holdings Ltd., “A” (a)	2,282,200	$12,687,398
VTech Holdings Ltd.	2,845,600	23,395,926
		$36,083,324

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – 9.0%
Credicorp Ltd.	918,001	$138,847,651
E.Sun Financial Holding Co. Ltd.	10,055,580	10,629,184
Grupo Financiero Inbursa S.A. de C.V. (a)	23,106,116	37,658,422
HDFC Bank Ltd.	9,653,134	183,481,384
Housing Development Finance Corp. Ltd.	4,024,550	126,898,538
Komercni Banka A.S.	1,230,535	48,448,851
Muthoot Finance Ltd.	817,193	14,803,335
Sberbank of Russia PJSC (u)	50,760,059	12,054,905
Tisco Financial Group PCL	24,010,300	71,828,824
		$644,651,094
Pharmaceuticals – 0.5%
Genomma Lab Internacional S.A., “B”	37,318,796	$34,037,162
Precious Metals & Minerals – 0.9%
Gold Fields Ltd., ADR	2,707,506	$37,959,234
Polymetal International PLC	6,292,661	29,646,925
		$67,606,159
Real Estate – 1.6%
ESR Cayman Ltd. (a)	16,792,000	$51,756,586
Hang Lung Properties Ltd.	19,842,000	41,590,351
Swire Properties Ltd.	7,612,400	19,880,975
		$113,227,912
Restaurants – 2.8%
Yum China Holdings, Inc.	3,838,180	$199,662,124
Specialty Chemicals – 1.1%
PTT Global Chemical PLC	46,407,500	$75,274,598
Specialty Stores – 7.7%
Alibaba Group Holding Ltd. (a)	518,900	$6,852,473
Alibaba Group Holding Ltd., ADR (a)	2,337,564	245,888,357
JD.com, Inc., “A” (a)	1,011,559	36,417,202
JD.com, Inc., ADR (a)	118,240	8,469,531
Lojas Renner S.A.	15,776,177	77,538,056
Meituan, “B” (a)	3,176,100	69,646,884
Multiplan Empreendimentos Imobiliarios S.A.	15,995,104	68,585,486
Vipshop Holdings Ltd., ADR (a)	4,284,022	37,142,471
		$550,540,460
Telephone Services – 2.9%
Hellenic Telecommunications Organization S.A.	6,051,527	$120,777,857
PT Telekom Indonesia	283,372,300	85,433,140
		$206,210,997
Total Common Stocks		$7,042,854,536
Investment Companies (h) – 1.2%
Money Market Funds – 1.2%
MFS Institutional Money Market Portfolio, 0.06% (v)	85,672,132	$85,672,132

Other Assets, Less Liabilities – 0.2%		13,637,377
Net Assets – 100.0%		$7,142,164,045
(a)	Non-income producing security.

Portfolio of Investments (unaudited) – continued
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $85,672,132 and $7,042,854,536, respectively.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
PCL	Public Company Limited
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
2/28/22 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of February 28, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$1,202,179,966	$1,090,004,309	$—	$2,292,184,275
South Korea	46,947,796	916,521,563	—	963,469,359
Taiwan	—	824,192,630	—	824,192,630
India	350,153,413	463,211,002	—	813,364,415
Brazil	458,887,141	—	—	458,887,141
Hong Kong	241,027,597	159,974,827	—	401,002,424
Mexico	250,802,383	—	—	250,802,383
Indonesia	107,905,372	85,433,140	—	193,338,512
Thailand	—	147,103,422	—	147,103,422
Other Countries	655,449,023	—	43,060,952	698,509,975
Mutual Funds	85,672,132	—	—	85,672,132
Total	$3,399,024,823	$3,686,440,893	$43,060,952	$7,128,526,668
For further information regarding security characteristics, see the Portfolio of Investments.

Supplemental Information (unaudited) – continued
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 5/31/21	$—
Transfers into level 3	43,060,952
Balance as of 2/28/22	$ 43,060,952
At February 28, 2022, the fund held two level 3 securities.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$110,979,547	$1,266,429,398	$1,291,736,813	$—	$—	$85,672,132
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$49,590	$—
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of February 28, 2022, are as follows:
China	32.1%
South Korea	13.5%
Taiwan	11.5%
India	11.4%
Brazil	6.4%
Hong Kong	5.6%
Mexico	3.5%
Indonesia	2.7%
United States	2.5%
Other Countries	10.8%
(4) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(5) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.